LEASE
4/17/98

This Lease is entered into on this 17th day of April, 1998 between CENTER TOWERS L. C., hereinafter called LANDLORD, and HIGH PLAINS CORPORATION hereinafter called TENANT.

WITNESSETH:

In consideration of the mutual covenants and promises hereinafter contained, the parties hereby mutually agree as follows:

1. LEASED PREMISES: TENANT will use as office space that portion of the 8th floor of the O.W. Garvey Building, which is so indicated on Exhibit "A" attached hereto (herein the "Leased Premises") and made part hereof, hereinafter referred to as the Building, Wichita, Sedgwick County, Kansas. Tenant leases from Landlord approximately 3842 Rentable Square Feet and will pay rent based thereon.

Rentable Square Feet means the square footage of the tenant's office space reflected in Exhibit "A" plus tenant's pro rata share of the common area of the total square footage of the second floor of the building to which all tenants have common access thereto.

2. TERM: The rent paying term of this Lease shall be approximately Five years, commencing June 1, 1998 and ending May 31, 2003.

3.  RENT:
	(A) Subject to escalation as provided in paragraph 3 (B) below, TENANT agrees to pay as Base Rent, the sum of $8.11 multiplied by the
Rentable Square Feet as shown in paragraph 1 herein.   The Annual Base
Rent will be $31,158.62 payable at a rate of $2,596.55 per month, with the rent for the first month payable in advance and payments thereafter to be made on the first day of each calendar month during the term.
The rent for any fractional calendar month shall be prorated.

	(B) Change of Base Rent Due to Cost of Living.   Base Rent as
provided herein shall be adjusted by adjusting the Base Rent in the same proportion as the fluctuation in the Consumer Price Index. The adjustment provided herein shall be in addition to any scheduled increase in Base Rent and shall be cumulative from year to year. See Annual Base Rent.

	As used in this Article, the term "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers (1982 to 1984 = 100) released by the United States Department of Labor, Bureau of Labor Statistics, relating to Consumer Prices, all urban consumers, United
States city average. The statistical methods used for computing the Consumer Price Index shall be such as are chosen by the United States Department of Labor for that purpose irrespective of whether the methods are changed from time to time. If the base year selected by the United States Department of Labor shall be changed, then the resultant Index shall be readjusted so as to reflect the base initially established under this section. If the said Index shall no longer be published or cannot be readjusted, then another Index generally recognized as authoritative shall be substituted by Landlord.

	For purposes of this paragraph, the base month will be the month next preceding the first full month of the term of this Lease, and in the event of any renewal, the month prior to the first month of such renewal. Such proportion shall be computed annually for the first month following the completion of each twelve (12) months of the Lease, and the new rent derived from such computation shall be in effect for the next (12) months. In no event, however, will an adjustment be made which would reduce the Base Rent to an amount less than the immediately preceding Lease Year. The necessary calculation for the adjustment required herein will be made as quickly as possible, but in the event a rent paying date occurs before the adjustment can be calculated, an amount equal to the current unadjusted Base Rent will be paid by Tenant to Landlord on the rent payment date, and as soon as the calculation of the adjustment is made, an additional payment will be immediately paid by Tenant to Landlord.

	(C) In addition to the Base Rent specified in paragraph 3 (A), and subject to the escalation specified in paragraph 3 (B) above, Tenant shall pay as additional rent, its proportionate share of any increase in the real property taxes as provided for in paragraph twenty-three
(23).

4. LATE FEE: In the event any installment of the rent is not paid within fifteen days after it becomes due, a late fee of ten percent of the monthly installment will be charged. In addition, TENANT shall be responsible for any attorney's fees incurred by LANDLORD in connection with the collection of late fees, which sums shall be deemed additional rent. The payment of any late fee shall not cure or excuse any default by TENANT under this Lease.

5. SECURITY FOR PAYMENT OF RENT AND OTHER LEASE OBLIGATIONS: TENANT shall deposit with LANDLORD the sum of $0000.00 (Security Deposit) which may be commingled by LANDLORD with its other funds and which shall be received by LANDLORD, without liability for any interest, as security for the payment of rent hereunder and the full and faithful performance of all the terms , covenants and conditions of this Lease.

6. IMPROVEMENT OF THE LEASED PREMISES: TENANT agrees to accept the Leased Premises in its present condition, subject to improvements, alterations and decorations to be made by the LANDLORD as set forth in Exhibit B to this Lease which is attached hereto and made a part hereof. No alterations, additions or improvements to the Leased Premises (including signs), except those as specifically set forth in Exhibit B, shall be made without first having the written consent of the LANDLORD. Any improvements, additions or alterations made to the Leased Premises shall become a part of the realty and shall not thereafter be removed from the premises by the TENANT, with the sole exception that TENANT shall have the right to install trade fixtures which may be removed by the TENANT upon payment to LANDLORD of the cost for repairing any damage caused by the removal of said trade fixtures. Any mechanics or materialmen's lien filed against the Leased Premises for work claimed to have been done for, or for materials claimed to have been furnished to TENANT, shall be discharged by TENANT within ten days thereafter, at TENANT'S expense, by filing the bond required by law or otherwise.

7. USE OF PROPERTY: TENANT shall occupy the Leased Premises only as a business office and shall use it in a careful, safe and proper manner. TENANT shall not use the Leased Premises for any unlawful purpose or for any purpose deemed extra hazardous by the fire insurance company that has coverage on the premises. LANDLORD shall have the right to enter the Leased Premises at reasonable hours of the day to examine the same, or to make such repairs and alterations as may be necessary.

8. UTILITIES AND MAINTENANCE: LANDLORD agrees to furnish, during ordinary business hours, except Sundays and holidays, such heat, water, electricity, air conditioning, elevator service and cleaning service as in LANDLORD'S sole judgement is necessary for the comfortable use and occupancy of said Leased Premises by TENANT; all at LANDLORD'S cost and expense. TENANT agrees that the LANDLORD shall not be liable for failure to supply any such heat, water, electricity, air conditioning, elevator service and cleaning service resulting from causes beyond the control of LANDLORD. Should any equipment or machinery fail to function properly, LANDLORD shall use reasonable diligence to repair same promptly, but TENANT shall have no claim for rebate of rent or damages on account of any interruption in service occasioned thereby or resulting therefrom. TENANT shall be responsible for all damage to the Leased Premises caused by TENANT'S use, other than damage caused by ordinary wear and tear and for all redecorating, remodeling and alteration required by it during the term of this Lease.

9. AFTER HOURS H.V.A.C.: For the purpose hereof, the term "ordinary hours" shall mean 7:00 a.m. until 7:00 p.m. Monday through Saturday. Sundays and holidays shall not constitute ordinary business hours. Ordinary business hours may be modified from time to time. The furnishing of heating, ventilation and air conditioning during other than normal business hours, holidays and Sundays may be available at a rate to be established by LANDLORD, but at a rate that will be known prior to said furnishing by LANDLORD.

10. POSSESSION: If LANDLORD is unable to give TENANT possession at the beginning of the lease term, then rent shall abate until occupancy is available to TENANT, which abatement in rent shall be accepted by TENANT as full settlement of all damages occasioned by such delay. If the Leased Premises is not ready for occupancy within three months after the commencement date specified in Section 2, TENANT may cancel this Lease by giving written notice to LANDLORD. TENANT may have access to the Leased Premises prior to the commencement date for the purpose of installing office equipment, services and other necessary items.

11. UNIFORM RULES AND REGULATIONS: LANDLORD shall have the right to prescribe, and TENANT agrees to abide by, uniform rules and regulations for the "Building" as LANDLORD may reasonably deem necessary, advisable and appropriate.

12. CASUALTY DAMAGE: If the Leased Premises is partially damaged by fire, the elements or other casualty, then LANDLORD shall promptly repair all damage and restore the Leased Premises to its prior condition. If TENANT is deprived of the use of any substantial portion of the Leased Premises, either by reason of said damage or during restoration, the rent shall be proportionately reduced according to the extent to which TENANT is deprived of such use. If the Leased Premises is damaged by fire, the elements or other casualty to the extent of 50% or more of the replacement cost thereof, LANDLORD may terminate the Lease as of the date of the damage by written notice to TENANT within sixty days after said date of the damage.

13.  LIABILITY  INSURANCE:

(a) TENANT shall procure a comprehensive general liability insurance policy, at TENANT'S cost, for the Leased Premises, covering bodily injury of at least $100,000 to each person and $300,000 for each accident, and property damage of at least $100,000.

(b) TENANT agrees to bring itself within the elective provisions of the Workman's Compensation Law and to carry insurance covering its liability under said law at TENANT'S expense.

(c) Any and all insurance held by TENANT shall be with insurance companies acceptable to LANDLORD. TENANT shall furnish LANDLORD with certificates of insurance evidencing said coverage, with each certificate bearing acknowledgment by the insurance company agreeing to give LANDLORD ten days notice before cancellation of such policy. Each of such comprehensive general liability policies shall name Center Towers L. C. as an insured thereunder.

14. INDEMNITY: LANDLORD shall not be liable for any injury , loss or damage to persons or property resulting from fire, theft, explosion, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or any cause of whatever nature unless caused by or due to the negligence of LANDLORD or its employees. TENANT will indemnify and hold harmless LANDLORD from all liability for damages, claims or expenses which TENANT may be assessed on account of injuries or damage to the person or property of any other tenant of the Building or to any other person rightfully in the Building where the injuries or damages are caused by misconduct or negligence of TENANT, its agents, employees or guests.

15. CONDEMNATION: In the event that the whole or part of the Leased Premises should be condemned or seized by any governmental authority, or any transfer in lieu thereof, the rent specified in this Lease shall be abated to the extent that the Leased Premises is no longer available for use by the TENANT. This Lease shall not otherwise be affected by such condemnation or seizures, and the TENANT agrees that it is to receive no part of any damages or rentals which may be awarded as a result of such condemnation or seizure.

16. LIEN ON TENANT'S PROPERTY: At all times, LANDLORD shall have a first lien, for all rent and other sums of money due hereunder from TENANT, upon all goods, wares, equipment, fixtures, furniture and other property of TENANT situated on the Leased Premises. Said property shall be evidenced by Schedule 1, affixed hereto, which constitutes an inventory of said property. The LANDLORD'S lien herein shall attach to all after-acquired property and TENANT shall inform LANDLORD when such after-acquired property is situated on the Leased Premises. In addition to the first lien, LANDLORD shall have, and cause to be perfected, a security interest in all property identified in Schedule 1, and all after-acquired property. TENANT shall execute all documents required under the terms of the Uniform Commercial Code.

17. TERMINATION: LANDLORD shall have the right to terminate this Lease in the event of bankruptcy, insolvency or receivership of TENANT or an assignment by TENANT for the benefit of the creditors of the TENANT.

18. DEFAULT: The occurrence of any of the following shall constitute a default under this Lease by the TENANT:

(a) Failure by TENANT to pay any money as rent or taxes due when the same becomes payable in accordance with this Lease and the continuation of such failure for a period of ten days after written notice thereof from LANDLORD to TENANT.

(b) Default by TENANT in the due, prompt and complete performance or observance of any other covenant , agreement or obligation of TENANT contained in this Lease and the continuation of such default for a period of thirty days after written notice thereof from LANDLORD to TENANT specifying the nature of such default, except that if such default cannot reasonably be cured within such thirty day period. TENANT shall not be deemed to be in default if it shall within such period commence such cure and thereafter diligently prosecute the same to completion.

(c)  TENANT'S abandonment of the Leased Premises.

19. TERMINATION OF LEASE AND REMOVAL OF TENANT: In the event of TENANT'S breach of and default under this Lease as provided in Section 18 above, LANDLORD may, at LANDLORD'S option , and without limiting LANDLORD in the exercise of any other right or remedy LANDLORD may have on account of such breach and default, and without further demand or notice:

(a) Re-enter the Leased Premises, with or without process of law, and remove all persons therefrom, and without terminating this Lease at any time and from time to time, relet the Leased Premises or any part or parts thereof for the account of TENANT or otherwise; receive and collect the rents therefore, applying the same first to the payment of such expenses as LANDLORD may have paid, assumed or incurred in recovering possession of the Leased Premises, including costs, expenses and attorneys' fees, and for placing the same in good order and condition, or repairing or altering the same for reletting and all other expenses, commissions and charges paid, assumed or incurred by LANDLORD in or about reletting the Leased Premises, and then to the fulfillment of the agreements of TENANT hereunder. Any such reletting, as provided herein, may be for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as LANDLORD, in its sole discretion, may deem advisable. In any event, and whether or not the Leased Premises or any part thereof is relet, TENANT shall pay to LANDLORD all such sums required to be paid by TENANT up to the time of re-entry by LANDLORD and, thereafter, TENANT shall, if required by LANDLORD, pay to LANDLORD, until the end of the term of this Lease, the equivalent of the amount of all rent and other charges required to be paid by TENANT under the terms hereof, less the avails of such reletting, if any, after payment of the expenses of LANDLORD as aforesaid.

(b) Terminate this Lease and re-enter the Leased Premises, with or without process of law, and remove all persons therefrom, and LANDLORD shall thereupon be entitled to recover from TENANT all damages it may incur by reason of such breach, including the cost of recovery of the Leased Premises.

20. ACCELERATION OF RENT: In any action for rent, or in any case where the TENANT has abandoned the Leased Premises and fails to pay rent, the total sums due for the balance of the Lease term shall be due and payable in their entirety as damages, specifically notwithstanding any other duty imposed by law upon TENANT.

21. NO ACCEPTANCE OF SURRENDER: Notwithstanding anything to the contrary set forth herein, LANDLORD'S reentry to perform acts of maintenance or preservation of, or in connection with efforts to relet, the Leased Premises or any portion thereof, or the appointment of a receiver upon LANDLORD'S initiative to protect LANDLORD'S interest under this Lease shall not terminate TENANT'S right to possession of the Leased Premises or any portion thereof and, until LANDLORD does elect to terminate this Lease, this Lease shall continue in full force and LANDLORD may pursue all of its remedies hereunder including, without limitation, the right to recover from TENANT as they become due hereunder all rent, additional rent and other charges required to be paid by TENANT under the terms hereof.

22. ATTORNEY'S FEES: In the event of any litigation between LANDLORD and TENANT to enforce any of the provisions of this Lease or any right of either party hereto, the unsuccessful party to such litigation agrees to pay to the successful party all costs and expenses, including reasonable attorney's fees, incurred therein by the successful party, all of which shall be included in and as a part of the judgment rendered in such litigation. If LANDLORD engages the services of an attorney for the purpose of collecting any rent, or other sums due from TENANT hereunder, having first given the TENANT five days' notice of its intention of doing so, TENANT shall pay the reasonable fees of such attorney regardless of the fact that no legal proceeding or action may have been commenced.

23. REAL PROPERTY TAXES: LANDLORD agrees to pay all real property taxes on the Building, with possible reimbursement by TENANT of a portion thereof as hereafter provided. For the purpose of this paragraph, the tax year 1998 is hereinafter referred to as the Base Year. If the real property taxes for the Building for any tax year exceed the real property taxes for the Base Year, then TENANT shall reimburse LANDLORD for TENANT'S share of such excess, provided LANDLORD requests such reimbursement not later than sixty days after the delinquent date for such taxes. TENANT'S share shall be a fraction of such excess, the numerator of which fraction shall be the total number of rentable square feet of TENANT, and the denominator of which shall be the total number of rentable square feet in the Building. TENANT shall reimburse LANDLORD within thirty days after receipt of satisfactory evidence of LANDLORD'S payment of such taxes and the amount due from TENANT.

24. HOLDING OVER: If TENANT remains in possession of the Leased Premises after the expiration of this Lease, such continued possession shall create a month-to-month tenancy on the same terms specified herein and said tenancy may be terminated at any time by either party providing to the other party a thirty day written notice of termination.

25. RIGHT TO SHOW PREMISES: LANDLORD may, at any time within sixty days of the expiration of this Lease, enter the Leased Premises at all reasonable hours for the purpose of offering and showing the premises for lease.

26. ASSIGNMENT: TENANT may not assign this Lease or sub-lease the Leased Premises or any part thereof without the written consent of LANDLORD. Such consent shall not be unreasonably withheld.

27. RECAPTURE OF ASSIGNMENT OR LEASE PROFIT: If the rental reserved in any lease or assignment of all or any part of the Leased Premises exceeds the rental or prorated portion of the rental, as the case may be, for such space reserved in the Lease, TENANT shall pay LANDLORD each month, as additional rent, at the same time as the monthly installments of rent become due hereunder, one-half of the excess of the rental reserved in the lease or assignment over the rental reserved in this Lease.

28. CONSTRUCTION OF LEASE: The terms and provisions of this Lease shall be construed in accordance with laws of the State of Kansas.

29. ENTIRE AGREEMENT AND MODIFICATIONS: This Lease contains the entire agreement between the parties hereto, and no agent, representative, salesman or officer of the parties hereto has authority to make, or has made, any statement, representation or agreement, oral or written, which modifies, adds to, or changes the terms of this Lease. No modifications of any of the terms and conditions of this Lease shall be effective unless reduced to writing and executed by the parties hereto.

30. FIRST RIGHT OF REFUSAL: TENANT shall have a continuous right of first offer on all space which becomes, or is vacant on the 8th floor of the O.W. Garvey Building during the term of this Lease. Upon presentation of a bona fide third party offer acceptable to LANDLORD from a prospective tenant to lease space on the 8th floor, TENANT will be notified in writing of such offer and shall have three (3) business days after receipt of such notice within to exercise its right to either accept or refuse to lease the applicable space upon the same terms of the lease so offered, except that such lease shall be coterminous with this Lease.



This Lease shall be binding on the heirs, executors, administrators and successors of the parties hereto.

IN WITNESS HEREOF, the parties hereto have caused this Lease to be executed the day and year first above written.


CENTER TOWERS L.C.
LANDLORD                                      ATTEST: /s/Cheryl Gillenwater


By: /s/James H. Childers
    Executive Vice President


HIGH PLAINS CORPORATION
TENANT                                        ATTEST: /s/Raymond G. Friend


By:


Christopher G. Standlee
Vice President

EXHIBIT A

4/14/98

RE: Center Towers L.C. / High Plains Corporation Lease Suite 820 Eighth Floor O.W. Garvey Building, Wichita, KS 4/14/98


     Olive W. Garvey Building
     8th Floor Composite Drawing

EXHIBIT B

4/14/98

RE: Center Towers L.C. / High Plains Corporation Lease Suite 820 Eighth Floor O.W. Garvey Building, Wichita, KS 4/1/4/98

     TENANT agrees to take possession of space as it is.

Lease Amendment 1

4/17/98

Ref:  Garvey Center, Inc. / High Plains Corporation Storage Lease, 3/28/94

Paragraph 1 LEASED PREMISES is changed to read "is designated Leased Premise and identified as part of Suite 835 on the Eighth Floor of the O.W. Garvey Building, TENANT shall use approximately 180 square feet as shown on Exhibit A dated 4/17/98, which"

Paragraph 3 RENT is changed to read "said Leased Premises, $97.50 per month"



CENTER TOWERS L.C.
LANDLORD                                 ATTEST:/s/Cheryl Gillenwater


By: /s/James H. Childers
Executive Vice President



HIGH PLAINS CORPORATION
TENANT                                   ATTEST:/s/Raymond G. Friend


By: /s/Christopher G. Standlee
Vice President

Lease Amendment 1

Exhibit A
4/17/98

Ref: Garvey Center, Inc. / High Plains Corporation Storage Lease, 3/28/94

Storage Space


Olive W. Garvey Building
8th Floor Composite Drawing

Lease Amendment 1

7/15/98

Ref: Center Towers, Inc. / High Plains Corporation - Eighth Floor O.W. Garvey Building - 4/17/98

To reflect that High Plains Corporation has on deposit with Center Towers LC a deposit of $1,904.38 from a preceding lease paragraph five (5) will be amended as follows:

Paragraph 5 SECURITY FOR PAYMENT OF RENT AND OTHER LEASE OBLIGATIONS: TENANT has on deposit with LANDLORD the sum of $1,904.38 (Security Deposit) which may be commingled by LANDLORD with its other funds and which shall be received by LANDLORD, without liability for any interest, as security for the payment of rent hereunder and the full and faithful performance of all the terms, covenants and conditions of this Lease.



CENTER TOWERS L.C.                        ATTEST


By: /s/Larry Weber                        /s/Mindy Rowsey
Vice President & General Manager



HIGH PLAINS CORPORATION                   ATTEST


By: /s/Christopher G. Standlee            /s/Dianne S. Rice
Vice President